UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K




                  Current Report Under Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report January 5, 2000



                            FIDELITY FEDERAL BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Indiana                    0-22880                 35-1894432
----------------------------       ----------            -------------------
(State of other jurisdiction       Commission               (IRS Employer
    of Incorporation of              File No.            Identification No.)
       Organization)



                      700 S. Green River Road, Suite 2000
                           Evansville, Indiana 47715
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              (Address of principal executive offices) (Zip Code)



                                 (812) 469-2100
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               Registrant's telephone number, including area code




              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 8.   Change in Fiscal Year

Fidelity Federal Bancorp ("Fidelity") Board of Directors approved the change in Fidelity's fiscal year on December 22, 1999. Fidelity's new fiscal year will begin on January 1, 2000 and end December 31, 2000. The transition period report from July 1, 1999 to December 31, 1999 will be filed on a Form 10-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FIDELITY FEDERAL BANCORP



Date: January 5, 2000                       By: /s/ M. BRIAN DAVIS
     -----------------                         ------------------------------

                                            M. Brian Davis, President and CEO